MITTAL

Mittal Steel Company N.V.

Analyst Day

February 23, 2005



MITTAL

Statements in this presentation that are not historical facts, including statements regarding expectations concerning market growth and development, expectations and targets for Mittal Steel's results of operations and expectations regarding the timing ofthe ISG transaction, and statements preceded by "believe," "expect," "anticipate," "target" or similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those implied by such forward-looking statements on account of known and unknown risks and uncertainties, including, without limitation: (1) changes in general economic, political and social conditions; (2) adverse regulatory changes; (3) fluctuations in currency exchange rates; (4) cyclicality of the steelindustry; (5) increased competition; (5) availability and cost of raw materials, energy and transportation; (6) Mittal Steel's ability to realize expected cost savings from recently acquired companies within the expected time frame; (7) Mittal Steel's ability to integrate recently acquired companies; (8) labor disputes; (9) the timing of completion of the various steps neededto consummate the ISG transaction; and (10) the risks contained in Mittal Steel's Form 20-F and other filings with the Securities and Exchange Commission. Mittal Steel undertakes no obligation to publicly update its forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation also contains pro forma data (adjusted to give effect to the merger of Mittal Steel and ISG) for informational purposes only and does not purport to represent what Mittal Steel's results of operations or financial condition would have actually been had the merger with ISG been completed at the beginning of the period or to project Mittal Steel's results of operations or financial position for any future period. In connection with the proposed merger involving Mittal Steel and ISG, Mittal Steel has filed with the Securities and Exchange Commission a registration statement on Form F-4 that includes a preliminary proxy statement of ISG and a preliminary prospectus of Mittal Steel and other relevant documents in connection with the proposed merger involving Mittal Steel and ISG. In addition, Mittal Steel will publish and make available to shareholders of Mittal Steel, and file with Euronext Amsterdam N.V., a prospectus and shareholders circular. Investors and security holders are urged to carefully read the prospectus regarding theproposed merger when it becomes available because it will contain important information and to exclusivelybase their investment decision on this prospectus once available. Investors and security holders of Mittal Steel and ISG are urged to read the definitive proxy statement and prospectuses and other relevant materials when they become available because they will contain important information about Mittal Steel and ISG and the proposed merger. Investors and security holders may obtain a free copy of these materials (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC's website at www.sec.gov. Mittal Steel and ISG and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the ISG stockholders with respect to the proposed merger. Information regarding the interests of these officers and directors in the proposed merger is included in thepreliminary proxy statement/prospectus contained in the above-referenced registration statement on Form F-4 initially filed with the SEC on December 14, 2004, as amended onFebruary 3, 2005. You may obtain documents filed with the SEC by Mittal Steel free of charge if you request them in writing from Mittal Steel Company N.V., 15th Floor, Hofplein20, 3032 AC Rotterdam, The Netherlands, or by telephone at +31 10 217 8800. You may also obtain documents filed with the SEC by ISG free of charge if you request them in writing from Investor Relations, International Steel Group Inc., 4020 Kinross Lakes Parkway, Richfield, Ohio 44286-9000, or by telephone at (330) 659-7430.

Disclaimer

ISG Has Led N.A.Consolidation

MITTAL

- In the late 1990s / early 2000s, the U.S. steel industry faced enormous challenges resulting in numerous bankruptcies.
  - Highly fragmented
  - Restrictive labor agreements
  - High employment and retiree costs
- In less than three years, ISG has grown from a mere start-up to one of the largest steel companies in North America by acquiring out-of-bankruptcy the assets of six companies:
  - LTV Steel
  - Acme Steel
  - Bethlehem Steel
  - Weirton Steel
  - Georgetown Steel
  - Trinidad DRI

Mittal / ISG Merger Continues Consolidation

MITTAL

- Changing the entire world steel map.
- Mittal / ISG merger creates the largest and most global steel company in the world.
- Lowest-cost producer in many markets around the world.
- The new entity will have investment-grade characteristics.
- Significant vertical integration:
  - Relatively self-sufficient in iron ore and coke
  - Very high-quality finishing capability.

Merger Accelerates ISG's Objective

MITTAL

- Growth through acquisition
- Consolidation of the steel industry
- Global reach
- International presence

Mittal Steel - A Good Strategic Fit

MITTAL

- Similar strategic focus
- Growth through acquisitions
- Turnaround expertise
- Industry consolidator
- Successful integration of assets
- Like-minded:
  - Highly productive culture
  - Decentralized organization
  - Motivated work force
  - Trust and responsibility

Inland and ISG Create Largest Producer in North America

MITTAL

- Combined operations:
  - 2004 sales of about $12 billion
  - 2004 shipments of about 21 million tons
  - Raw steel production capability – 27 million tons
  - Employees - about 21,000
  - Major facilities – 14
- Leader in product and process technology
- Opportunities for significant synergies

Inland Steel

- Acquired by Mittal Steel in 1998
- 2004 sales of about $3 billion
- 6.5 million tons raw steel production capability
- 6,500 employees
- Leader in providing advanced technological steel solutions
- Second-largest single-site steel facility in the U.S.A.

International Steel Group

MITTAL

- Founded 2002
- 2004 sales of about $9 billion
- 23 million tons raw steel production capability
- 15,000 employees
- 13 major steel-producing and finishing facilities in eight states
- Leader in providing advanced technological steel solutions
- Highly productive culture
- Innovative labor agreement
- Successfully integrated six companies

Inland and ISG Create Largest N.A. Producer



Millions of Net Tons
27.7
22.0
20.0
8.8
6.0
6.0
5.7
4.2
3.5
% of N.A. Capacity
17.9%
14.2%
12.9%
5.7%
3.9%
3.9%
3.7%
2.7%
2.3%
Inland / ISG
Nucor
US Steel
Gerdau Ameristeel
Dofasco
Stelco
AK Steel
Steel Dynamics
Ipsco

Source: GS Equity Research, represents raw steel estimates for North American production only.
Gerdau is pro forma for North Star acquisition

Production Facilities Close to Key Customers

MITTAL



Inland
Burns Harbor
Inland R&D Center
Indiana Harbor
Riverdale
Hennepin
Inland I/N Tec & Kote JV
Columbus Coatings
Weirton
Double G JV
Cleveland
Lackawanna
Research Center
Coatesville
Conshohocken
Sparrows Point
Georgetown
Steelton
Steel making and processing facilities
Processing facilities
Research center
Mittal
ISG

Product Mix Is Complementary

ISG



Other, 40,000
Long, 590,000
Plate, 1,489,000
Tin, 844,000
Hot Rolled, 6,393,000
Coated, 3,308,000
Cold Rolled, 2,881,000

15,545,000 Tons

Inland



Other, 56,000
Long, 642,000
Hot Rolled, 860,000
Coated, 1,574,000
Cold Rolled, 2,452,000

5,585,000 Tons

Source: 2004 Company Data

Combined Product Mix Enhances Capabilities

MITTAL



Other, 96,000
Long, 1,232,000
Plate , 1,489,000
Tin, 844,000
Hot Rolled, 7,253,000
Coated, 4,882,000
Cold Rolled, 5,333,000

21,130,000 Tons

Source: 2004 Company Data

Market Mix Is Complementary

ISG


Appliance/other, 845,000
Automotive, 3,400,000
Distribution; Re-rollers, 5,700,000
Construction, 1,900,000
Machinery, 800,000
Enery/Mining, 2,000,000
Packaging, 900,000

15,545,000 Tons

Inland


Automotive, 1,515,000
Distribution; Re-Rollers, 3,267,000
Appliance/other, 394,000
Construction, 38,000
Machinery, 360,000
Packaging, 9,000

5,585,000 Tons

Source: 2004 Company Data

Combined Market Mix Is Diversified

MITTAL


Automotive, 4,915,000
Construction, 1,938,000
Energy; Mining, 2,000,000
Appliance/Other, 1,239,000
Packaging, 910,000
Machinery, 1,160,000
Distribution; Re-rollers, 8,967,000

21,130,000 Tons

Source: 2004 Company Data

Operations Have Significant Production Flexibility

MITTAL

- 12 blast furnaces
- 19 basic oxygen furnaces
- 5 electric arc furnaces
- 15 continuous casters
- 7 hot mills
- 5 plate mills
- 12 cold mills
- 19 galvanizing lines
- 7 tin / chrome lines
- Rail, bar and wire rod mills





Inland's Indiana Harbor Works

MITTAL

Second-largest plant facility in North America



6.5 million tons annual raw steel-making capacity

5.6 million tons shipped in 2004

5,000 employees

hot-rolled, cold-rolled and coated sheet plus bar products

1,900-acre complex on Lake Michigan, 20 miles southeast of Chicago

ISG's Indiana Harbor Works

MITTAL

Among North America's largest and most modern plants



4 million tons annual raw steel-making capacity

2.5 million tons shipped in 2004

1,600 employees

hot-rolled, cold-rolled and coated products

1,200-acre complex on lake Michigan, 20 miles southeast of Chicago

ISG's Burns Harbor Works

MITTAL

Most modern integrated steel facility in North America



4.7 million tons annual raw steel-making capacity

5.1 million tons shipped in 2004

3,700 employees

hot-rolled, cold-rolled, coated and plate products

3,300-acre complex on Lake Michigan, 50 miles southeast of Chicago

Combined Operations - Many Competitive Strengths

MITTAL

- Increased opportunities to achieve synergies
  - Significant production flexibility
  - Diversified market and product mix
  - Strong customer franchise
  - Enhanced R&D capability
- Innovative labor agreement
- Integration expertise
- Value-adding relationship with global parent company

Companies Have Unmatched Integration Experience

MITTAL

Mittal Steel Acquisition Experience

1. CIL (Trinidad)
2. Sicartsa II (Mexico)
3. Sidbec (Canada)
4. Hamburger Stahlwerk (Germany)
5. Karmet (Kazakhstan)
6. Thyssen Duisburg/Hamborn (Germany)
7. Inland Steel (USA)
8. Unimetal (France)
9. Sidex (Romania)
10. Annaba (Algeria)
11. Nova Hut (Czech Republic)
12. PHS (Poland)
13. Iscor (South Africa)
14. Bosnia (Bosnia)
15. Skopje (Macedonia)

ISG Steel Acquisition Experience

1. LTV
2. Acme Steel
3. Bethlehem Steel
4. Weirton Steel
5. Georgetown Steel
6. Trinidad

Integration Planning Process Is Well Underway

MITTAL

- Our objective is to identify best practices and to extend those practices as quickly as possible to all operations.
  - a commitment to create a business that is "best of the best"
  - an aspiration to redefine best-practice standards of customer service and performance

- Formed committees in key functional areas to begin exploring opportunities to achieve synergies from this transaction.
  - limited activities before DOJ approval on December 17
  - accelerated planning since the beginning of the year

Progress Is Being Made in Key Areas (examples)

MITTAL

- Operations Integration
  - Extensive plant visits at multiple levels, sharing operational results and best practices, planning capture of improvement opportunities
- Facilities Optimization
  - Identifying opportunities for lowest-cost alignment of facility capabilities with customer requirements
- Plant Services
  - Evaluating specialized shops, identifying preferred contractors, and inventorying spare parts
- Human Resources
  - Reviewing organizational and personnel issues, with goal of converging policies and benefits for sustainable company value
- Labor Relations
  - ISG actively supporting contract negotiations to extend new labor model to Mittal Inland facility